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                           BNY HAMILTON FUNDS, INC.

                       Supplement dated February 9, 2007
                                      to
   BNY Hamilton Equity Funds Prospectus -- Class A Shares and Class C Shares
             BNY Hamilton Funds Prospectus -- Institutional Shares
                           each dated April 28, 2006

The following changes have been made to the Prospectuses referenced above:

Effective immediately, the BNY Hamilton International Equity Fund will charge a 2% redemption fee on shares redeemed within 30 calendar days of purchase by redeeming or by exchanging into another Fund. Prior to the date of this prospectus supplement, this time period was 60 calendar days.